 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008

PAB Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-25422	58-1473302
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia 31602
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (229) 241-2775

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 28, 2008, the Registrant issued a press release announcing the suspension of their quarterly dividend. The press release is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

Certain matters set forth in the press release are "forward-looking statements" within the meaning of the federal securities laws, including, without limitation, statements regarding the Registrant's outlook on earnings and dividends, the economic environment and the Registrant's capital and asset quality levels are based upon management's beliefs as well as assumptions made based on data currently available to management. When words like "may", "anticipate", "expect", "believe", "estimate", "could", "should", "will", and similar expressions are used, you should consider them as identifying forward-looking statements. These forward-looking statements are not guarantees of future performance, and a variety of factors could cause the Registrant's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. Many of these factors are beyond the Registrant's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. The following list, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Registrant, summarizes several factors that could cause the Registrant's actual results to differ materially from those anticipated or expected in these forward-looking statements: (1) competitive pressures among depository and other financial institutions may increase significantly; (2) changes in the interest rate environment may reduce margins or the volumes or values of loans made by The Park Avenue Bank; (3) general economic conditions (both generally and in the Registrant's markets) may continue to be less favorable than expected, resulting in, among other things, a deterioration in credit quality, a reduction in demand for credit and/or a decline in real estate values; (4) legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect the businesses in which the Registrant are engaged; (5) competitors may have greater financial resources and develop products that enable such competitors to compete more successfully than the Registrant can; (6) the Registrant's ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; (7) adverse changes may occur in the bond and equity markets; (8) war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; (9) restrictions or conditions imposed by the Registrant's regulators on their operations may make it more difficult for them to achieve their goals; (10) economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which the Registrant operate; and (11) the risk factors discussed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission (the "SEC"), including the Registrant's Annual Report on Form 10-K for the year ended December 31, 2007. The Registrant undertakes no obligation to revise these statements following the date of the press release.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated August 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 28, 2008
PAB Bankshares, Inc.
          (Registrant)

/s/ DONALD J. TORBERT, JR.
          (Signature)
Donald J. Torbert, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Index
99.1	Press release dated August 28, 2008